UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

GRAFTECH INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

NATHAN MILIKOWSKY
DANIEL MILIKOWSKY
NM GTI INVESTMENTS LLC
DANIEL MILIKOWSKY FAMILY HOLDINGS, LLC
THE DANIEL AND SHARON MILIKOWSKY FAMILY FOUNDATION, INC.
THE REBECCA AND NATHAN MILIKOWSKY FAMILY FOUNDATION
KAREN FINERMAN

DAVID R. JARDINI
FRANK A. RIDDICK III
CARROLL R. WETZEL, JR
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATHAN MILIKOWSKY
DANIEL MILIKOWSKY
NM GTI INVESTMENTS LLC
DANIEL MILIKOWSKY FAMILY HOLDINGS, LLC
THE DANIEL AND SHARON MILIKOWSKY FAMILY FOUNDATION, INC.
THE REBECCA AND NATHAN MILIKOWSKY FAMILY FOUNDATION
KAREN FINERMAN
DAVID R. JARDINI
FRANK A. RIDDICK III
CARROLL R. WETZEL, JR.

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On April 13, 2014, Nathan Milikowsky, Daniel Milikowsky, NM GTI Investments LLC, The Daniel Milikowsky Family Holdings, LLC, The Daniel and Sharon Milikowsky Family Foundation, Inc., and The Rebecca and Nathan Milikowsky Family Foundation (collectively, “Save GrafTech”) issued a press release relating to GrafTech International Ltd. (the “Company”), a copy of which is filed herewith as Exhibit 1 and incorporated by reference herein.

ON FEBRUARY 25, 2014, SAVE GRAFTECH FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE 2014 ANNUAL MEETING OF THE COMPANY (THE “PRELIMINARY PROXY STATEMENT”). SAVE GRAFTECH FILED AMENDMENT NO. 1 TO THE PRELIMINARY PROXY STATEMENT WITH THE SEC ON APRIL 1, 2014 (“AMENDMENT NO. 1”). SAVE GRAFTECH FILED AMENDMENT NO. 2 TO THE PRELIMINARY PROXY STATEMENT WITH THE SEC ON APRIL 11, 2014 (“AMENDMENT NO. 2”). THE PRELIMINARY PROXY STATEMENT, AMENDMENT NO. 1 AND AMENDMENT NO. 2 ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT WWW.SEC.GOV AND CONTAIN INFORMATION RELATED TO THE PARTICIPANTS AND A DESCRIPTION OF THE PARTICIPANT’S DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS. THE PARTICIPANTS INTEND TO FILE A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD TO BE USED TO SOLICIT PROXIES FROM THE STOCKHOLDERS OF THE COMPANY. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE AMENDED PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE FURNISHED TO SOME OR ALL OF THE STOCKHOLDERS OF THE COMPANY AND WILL, ALONG WITH THE AMENDED PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT WWW.SEC.GOV, OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: BANKS AND BROKERS CALL COLLECT: (212) 269-5550 AND ALL OTHERS, INCLUDING SHAREHOLDERS, CALL TOLL-FREE: (800) 628-8532.

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